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                                                                    Exhibit 23.1




                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in the Registration Statement on Form S-3 (No. 333-59597) of Enbridge Energy, Limited Partnership of our report dated January 24, 2002 relating to the financial statements, which appear in this Form 10-K.



PricewaterhouseCoopers LLP



Houston, Texas
March 25, 2002